Exhibit 99.1

RLJ Western Asset Public/Private

Collector Fund, L.P.

(a Delaware limited partnership)

Financial Statements for the Six Months

Ended June 30, 2011

(UNAUDITED)

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

(UNAUDITED)

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL

JUNE 30, 2011

(in U.S. Dollars)

(UNAUDITED)

ASSETS
Investment in RLJ Western Asset Public/Private Master Fund, L.P. at fair value (the “Master Fund”)	$655,617,920
Cash and cash equivalents	95,022
Due from General Partner	3,545,795

Total assets	$659,258,737

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Due to Limited Partners	$3,545,795
Management fees payable	203,045
Professional fees payable	79,363
Administration fees payable	74,028
Other accrued expenses	6,273

Total liabilities	3,908,504

PARTNERS’ CAPITAL
General Partner	18,367,468
Limited Partners	636,982,765

Total partners’ capital	655,350,233

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$659,258,737

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011

(in U.S. Dollars)

(UNAUDITED)

NET INVESTMENT INCOME ALLOCATED FROM THE MASTER FUND
Interest income	$59,945,541
Interest expense	(3,963,004)
Administrative fees	(114,548)
Professional fees	(34,404)
Other expenses	(92,649)

Net investment income allocated from the Master Fund	55,740,936

COLLECTOR FUND EXPENSES
Management fees	1,225,040
Administration fees	83,782
Professional fees	22,328
Other expenses	3,997

Total Collector Fund expenses	1,335,147

Net investment income	54,405,789

NET REALIZED AND CHANGE IN UNREALIZED LOSS ALLOCATED FROM THE MASTER FUND
Net realized gain	4,013,409
Net change in unrealized loss	(42,766,510)

Total net realized and change in unrealized loss allocated from the Master Fund	(38,753,101)

NET INCREASE IN PARTNERS’ CAPITAL RESULTING FROM OPERATIONS	$15,652,688

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE SIX MONTHS ENDED JUNE 30, 2011

(in U.S. Dollars)

(UNAUDITED)

	General Partner	RLJ Western Asset Public Private Fund, L.P.	RLJ Western Asset Public Private Cayman Fund, L.P	Other Affiliated Limited Partners	Total

PARTNERS’ CAPITAL, BEGINNING OF PERIOD	$19,890,475	$173,312,708	$383,964,945	$82,610,873	$659,779,001

Distributions	(3,561,783)	(4,461,007)	(9,883,099)	(2,175,567)	(20,081,456)

Net increase in Partners’ Capital resulting from operations:
Net investment income	47,624	14,757,824	32,683,362	6,916,979	54,405,789
Net realized and change in unrealized loss allocated from the Master Fund	(33,176)	(10,535,486)	(23,332,398)	(4,852,041)	(38,753,101)
Carried interest	2,024,328	(626,022)	(1,398,306)	—	—

PARTNERS’ CAPITAL, END OF PERIOD	$18,367,468	$172,448,017	$382,034,504	$82,500,244	$655,350,233

Remaining uncalled capital commitments, end of period	$—	$—	$—	$—	$—

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2011

(in U.S. Dollars)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in Partners’ Capital resulting from operations	$15,652,688

Adjustments to reconcile net increase in Partners’ Capital resulting from operations to net cash provided by operating activities:
Proceeds from investment in the Master Fund	21,448,634
Net investment income allocated from the Master Fund	(55,740,936)
Net realized gain allocated from the Master Fund	(4,013,409)
Net change in unrealized loss allocated from the Master Fund	42,766,510
(Increase) in due from General Partner	(3,545,795)
Increase in due to Limited Partners	3,545,795
Decrease in management fee payable	(6,768)
Decrease in professional fees payable	(16,674)
Decrease in administration fees payable	(16,049)
Increase in other accrued expenses	2,460

Net cash provided by operating activities	20,076,456

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(20,081,456)

Net cash used in financing activities	(20,081,456)

Net change in cash and cash equivalents	(5,000)

CASH AND CASH EQUIVALENTS:
Beginning of period	100,022

End of period	$95,022

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